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                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John T. Stephens, Executive Vice President and Chief Financial Officer of CFS Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o(d)) and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    November 13, 2003                  By:  /s/ John T. Stephens
                                               ---------------------------------
                                               John T. Stephens, Executive Vice
                                               President and Chief Financial
                                               Officer





A signed original of this written statement required by Section 901 has been provided to CFS Bancorp, Inc., will be retained by CFS Bancorp, Inc., and will be furnished to the Securities and Exchange Commission or its staff upon request.